UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA
Exhibit 99.1

In rc: Tvia. Inc.	Case No. 08-55860

CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
     MONTH ENDED: Oct-09                                                                            PETITION DATE: 10/15/08

I.	Chapter 11 Trustee hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
2.	Asset and Liability Structure	Month	Month	Filing
	a. Current Assets	$4,155,870	$4,462,858

	b. Total Assets	$4,162,998	$4,481,151	$5,324,767

	c. Current Liabilities	$825,408	$870,508

	d. Total Liabilities	$867,869	$912,968	$984,831

				Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
	a. Total Receipts	$104,064	$107,516	$3,087,070

	b. Total Disbursements	$346,263	$614,278	$2,771,364

	e. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(242,199)	$(506,762)	$315,706

	d. Cash Balance Beginning of Month	$3,705,438	$4,212,199	$3,147,533

	c. Cash Balance End of Month (c + d)	$3,463,239	$3,705,438	$3,463,239

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(loss) from the Statement of Operations	$(411.659)	$141,987	$(2,046,055)

5.	Account Receivables (Pre and Post Petition)	$121	$0

6.	Post-Petition Liabilities	$825,408	$870,508

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$9,420

At the end of this reporting month:		Yes	No

8.	Have any payments been made on pre-Petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including dale of payment, amount of payment and name of payee)	☐	☑
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☑	☐
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☑	☐
11.	Have any payments been made to officers, insiders, shareholders, relatives? {if yes. attach listing including date of payment, amount and reason for payment, and name of payee)	☑	☐
12.	Is the estate insured for replacement cost of assets and for general liability?	☑	☐
13.	Are a plan and disclosure statement on file?	☑	☐
14.	Was there any post-petition borrowing during this reporting period?	☐	☑
15.	Check if paid: Post-petition taxes ☑ ; U.S. Trustee Quarterly Fees ☑ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☑
(Attach explanation, if post-petition taxes or Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 11/18/09	Responsible Individual

Tvia, Inc.
Payment to Professionals
10/1 to 10/31/09
Item 9 of Summary of Financial Status

Name	Title	Paid amount	Paid date	Paid for
Jefferson Stamp	Attorney	$420.00	10/7/2009	Professional services for Sept 09

Yuchen Zhu	Chapter 11 Trustee	$12,211.47	10/8/2009	Expenses reimbursed from 4/9 to 9/30/09

Yuchen Zhu	Chapter 11 Trustee	$60,144.00	10/8/2009	Professional services from April to Sept. 09

Law Offices of Stuppi & Stuppi	Law firm	$124,656.36	10/20/2009	Attorney for Chapter 11 Trustee from 4/12 to 7/31/09

Tvia, Inc.
Payment to officers, insiders, shareholder, and relatives
10/1 to 10/31/09
item 11 of Summary of Financial Status

Name	Title	Paid amount	Paid date	Paid for
Yuanshan Zou	shareholder	207.98	10/7/2009	Expenses reimbursement for the month

Yuanshan Zou	shareholder	13,200.00	10/30/2009	Services provided for Oct 09

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 10/31/09

Current Month
				Cumulative	Next Month
Actual	Forecast	Varianee		(Case to Date)	Forecast
			Revenues:
$89,808	$93,840	$(4,032)	Gross Sales	$2,777,058	$152,952

$0	$0	$0	less: Sales Returns & Allowances	$0	$0

$89,808	$93,840	$(4,032)	Net Sales	$2,777,058	$152,952

$70,976	$70,723	$(253)	less: Cost of Goods Sold (Schedule ‘B’)	$1,047,488	$125,433

$18,832	$23,117	$(4,285)	Gross Profit	$1,729,570	$27,519

$337	$406	$(69)	Interest	$18,128	$337

		$0	Other Income:	$42

$0		$0	Other Income — Litigation Settlement	$142,000

		$0		$0

$19,169	$23,523	$(4,354)	Total Revenues	$1,889,740	$27,856

			Expenses:
$0	$0	$0	Compensation to Owner(s)/Officer(s)	$129,496	$0

$5,635	$5,692	$(58)	Salaries	$367,362	$5,000

$6,287	$6,569	$(282)	Commissions	$83,347	$10,707

		$0	Contract Labor	$2,975

		$0	Personal Property	$0

$3,179	$3,179	$0	Real Property	$79,638	$3,269

$3,221	$3,221	$0	Insurance	$179,493	$3,221

$0		$0	Management Fees	$0

$1,274	$1,274	$0	Depreciation	$40,034	$441

$431	$433	$(2)	Employer Payroll	$33,856	$221

$306	$306	$0	Real Property Taxes	$3,582	$306

		$0	Other Taxes	$58

		$0	Other Selling	$10,630

$3,050	$5,000	$(1,950)	Other Administrative	$238,904	$2,800

		$0	Interest Expense	$(7,060)

$0		$0	Other Expenses:	$0

$233,275	$233,275	$0	Intercompany cost plus	$760,871	$0

$0	$0	$0	Settlement on employment agreements	$29,000	$0

		$0		$0

		$0		$0

		$0

		$0

		$0

		$0

$256,657	$258,948	$(2,291)	Total Expenses	$1,952,185	$25,965

$(237,488)	$(235,425)	$(472,913)	Subtotal	$(62,445)	$1,891

$(174,182)	$(107,900)	$66,282	Professional Fees	$(1,965,570)	$(125,400)

		$0	Provisions for Rejected Executory Contract	$0

$11	$11	$0	Interest Earned on Accumulated Cash from	$2,262	$11

			Resulting Chp 11 Case	$0

		$0	Gain or (Loss) from Sale of Equipment	$0

$0		$0	U.S. Trustee Quarterly Fees	$(19,500)

		$0		$0

$(174,171)	$(107,889)	$(66,282)	Total Reorganization Items	$(1,982,808)	$(125,389)

$(411,659)	$(343,314)	$(68,345)	Net Profit (Loss) Before Federal & State	$(2,045,254)	$(123,498)

		$0	Federal & State Income Taxes	$800

$(411,659)	$(343,314)	$(68,345)	Net Profit (Loss)	$(2,046,054)	$(123,498)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Tvia, Inc.
Statement of Operations
(General Business Case)
For the month ended: 10/31/09
Explanation of Variance to Statement of Operations
(For variance greater than +/- 10% only)

6	Interest	The total disbursements of $312K to professionals and China subsidiary decreased interest income.

24	Other Administrative	Administrative expenses were less than expected.

37	Professional fees	Legal expenses from Sheppard Mullin were $70K more than forecasted

BALANCE SHEET
(General Business Case)
For the Month Ended  10/31/09

	From Schedules	Market Value
Assets
Current Assets
Cash and cash equivalents — unrestricted		1,961,067

Cash and cash equivalents — restricted		$1,502,172

Accounts receivable (net)	A	$121

Inventory	B	$499,714

Prepaid expenses		32,796

Professional retainers		160,000

Other: Other Receivable		—

Other: Intercompany Receivable		$0

Total Current Assets		$4,155,870

Property and Equipment (Market Value)

Real property	C	$0

Machinery and equipment	D	Unknown

Furniture and fixtures	D	Unknown

Office equipment	D	$0

Leasehold improvements	D	$0

Vehicles	D	$0

Other: Software	D	Unknown

	D

	D

	D

	D

Total Property and Equipment		$0

Other Assets

Loans to shareholders

Loans to affiliates

Investments in Subsidiary		Unknown

Deposits		7,128

Total Other Assets		$7128

Total Assets		$4,162,998

NOTE:	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

Salaries and wages		13,636

Payroll taxes		$0

Real and personal property taxes

Income taxes

Sales taxes		$0

Notes payable (short term)

Accounts payable (trade)	A	$4,236

Real property lease arrearage

Personal property lease arrearage

Accrued professional fees		643,663

Current portion of long-term post-petition debt (due within 12 months)

Other: Accrued Expenses		44,069

Other: Intercompany Payable		119,804

Total Current Liabilities		$825,408

Long-Term Post-Petition Debt, Net of Current Portion

Total Post-Petition Liabilities		$825,408

Pre-Petition Liabilities (allowed amount)

Secured claims	F	$0

Priority unsecured claims	F	$37,240

General unsecured claims	F	$5,221

Total Pre-Petition Liabilities		$42,461

Total Liabilities		$867,869

Equity (Deficit)

Retained Earnings/(Deficit) at time of filing

Capital Stock

Additional paid-in capital

Cumulative profit/(loss) since filing of case		$(2,046,055)

Post-petition contributions/(distributions) or (draws)

Market value adjustment

Total Equity (Deficit)		$(2,046,055)

Total Liabilities and Equity (Deficit)		$(1,178,186)

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended  Oct-09

	Actual	Cumulative
	Current Month	(Case to Date)
Cash Receipts

Rent/Leases Collected		—

Cash Received from Sales	90,001	2,787,975

Interest Received	348	31,025

Borrowings		—

Funds from Shareholders, Partners, or Other Insiders		—

Capital Contributions		—

COBRA Payment		12,152

Refund from PG&E		729

Refund from Tax Collector		11,568

Refund from Resources Global		26,074

Refund	13,714	64,000

Others — COBRA tax credit		3,546

Others — Settlement Synned		150,000

Total Cash Receipts	104,064	3,087,070

Cash Disbursements

Payments for Inventory		143,561

Selling		10,000

Administrative	13,861	287,750

Capital Expenditures		—

Principal Payments on Debt		—

Interest Paid		—

Rent/Lease:		—

Personal Properly		—

Real Property	3,179	55,410

Amount Paid to Owner(s)/Officer(s)		—

Salaries	2,186	87,379

Draws		—

Commissions/Royalties		—

Expense Reimbursements		4.852

Other		—

Salaries/Commissions (less employee withholding)		238,785

Management Fees		—

Taxes:		—

Employee Withholding	1,401	178,953

Employer Payroll Taxes	383	36,200

Real Property Taxes	—	3,676

Other Taxes — Sales/Use tax		57

Other Cash Outflows:		—

401K contribution, loans	—	37,301

Dependend medical insurance	—	1,502

Court approved retainer to law firms		285,000

Directors fee		40,000

China subsidiary	114,834	549,960

Payments to shareholders	13,408	97,903

Payments for settlements		31,562

Payments to Professionals	197,012	681,514

Total Cash Disbursements:	346,263	2,771,364

Net Increase (Decrease) In Cash	(242,119)	315,706

Cash Balance, Beginning of Period	3,705,438	3,147,533

Cash Balance, End of Period	3,463,239	3,463,239